Exhibit 10.3

EXECUTION COPY

AMENDED AND RESTATED PLEDGE AGREEMENT

among

STONEMOR OPERATING LLC,

VARIOUS ADDITIONAL BORROWERS,

STONEMOR GP LLC,

STONEMOR PARTNERS L.P.,

and

BANK OF AMERICA, N.A.,

as Collateral Agent

dated April 29, 2011

ARTICLE I DEFINITIONS		2

ARTICLE II SECURITY FOR OBLIGATIONS		3

ARTICLE III PLEDGE OF SECURITY INTEREST, ETC.		3

3.1	Pledge	3
3.2	Procedures	5
3.3	Subsequently Acquired Collateral	7
3.4	Transfer Taxes	7
3.5	Certain Representations and Warranties Regarding the Collateral	7

ARTICLE IV APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.		8

ARTICLE V VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT		8

ARTICLE VI DIVIDENDS AND OTHER DISTRIBUTIONS		9

ARTICLE VII REMEDIES IN CASE OF AN EVENT OF DEFAULT		10

ARTICLE VIII REMEDIES, ETC., CUMULATIVE		11

ARTICLE IX APPLICATION OF PROCEEDS		12

ARTICLE X PURCHASERS OF COLLATERAL		12

ARTICLE XI INDEMNITY		12

ARTICLE XII FURTHER ASSURANCES; POWER OF ATTORNEY		13

ARTICLE XIII THE COLLATERAL AGENT AS COLLATERAL AGENT		13

ARTICLE XIV TRANSFER BY THE PLEDGORS		13

ARTICLE XV REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS		14

ARTICLE XVI LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC		16

ARTICLE XVII PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.		16

ARTICLE XVIII PRIVATE SALES		17

ARTICLE XIX TERMINATION; RELEASE		18

ANNEXES

A.	SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

B.	LIST OF STOCK

C.	LIST OF NOTES

D.	LIST OF LIMITED LIABILITY COMPANY INTERESTS

E.	LIST OF PARTNERSHIP INTERESTS

F.	LIST OF CHIEF EXECUTIVE OFFICES

G.	FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTEREST

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AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT, dated April 29, 2011 (as amended, restated, modified and/or supplemented from time to time, this “Agreement”), among each of the undersigned (each, a “Pledgor” and, together with each other entity which becomes a party hereto pursuant to Article XXV, collectively, the “Pledgors”) and Bank of America, N.A., a national banking association (“Bank of America”), in its capacity as administrative and collateral agent for the benefit of the Secured Parties (together with any successor in such capacity, the “Collateral Agent”).

BACKGROUND

A. This Agreement is being delivered pursuant to that certain Second Amended and Restated Credit Agreement, dated April 29, 2011, among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company party thereto (together with the Operating Company, each individually a “Borrower” and collectively, the “Borrowers” and, together with the General Partner and the Partnership, each a “Credit Party”, and collectively, the “Credit Parties”), various financial institutions from time to time party thereto (the “Lenders”), and Bank of America, in it capacity as Collateral Agent, and as the Swing Line Lender and the L/C Issuer thereunder (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined (either herein or by reference to the Security Agreement or the UCC) shall have the meanings given to such terms in the Credit Agreement.

B. Pursuant to the Original Credit Agreement and the Existing Credit Agreement, the Credit Parties delivered to Bank of America, in its capacity as collateral agent for the Lenders and other secured creditors, a Pledge Agreement, dated September 20, 2004, as amended, modified and supplemented from time to time (the “Existing Pledge Agreement”).

C. It is a condition precedent to the amending and restating of the Existing Credit Agreement with the Credit Agreement, that the Credit Parties shall have executed and delivered to the Collateral Agent this Agreement.

D. Each Pledgor will obtain benefits from the incurrence of Revolving Credit Loans, Acquisition Loans and Swingline Loans by, and the issuance of Letters of Credit for the account of, the Borrowers under the Credit Agreement and the entering into and maintaining of Secured Hedge Agreements and Secured Cash Management Agreement, and, accordingly, each Pledgor desires to execute this Agreement to satisfy the condition precedent described in the preceding paragraph.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Pledge Agreement is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, all capitalized terms used herein and defined in (i) the Credit Agreement, (ii) the Security Agreement (as defined in the Credit Agreement) or (iii) the UCC (as defined in the Credit Agreement) shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

The following capitalized terms used herein shall have the definitions specified below:

“Collateral” has the meaning set forth in Section 3.1 hereof.

“Collateral Account” means any account established and maintained by the Collateral Agent in the name of any Pledgor to which Collateral may be credited.

“Indemnitees” has the meaning set forth in Article XI hereof.

“Limited Liability Company Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Partnership Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

“Partnership Interest” means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Pledged Notes” means (x) all intercompany notes at any time issued to each Pledgor and (y) all other Instruments and Promissory Notes from time to time issued to, or held by, each Pledgor.

“Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

“Stock” means all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor.

ARTICLE II

SECURITY FOR OBLIGATIONS.

This Agreement is made by each Pledgor for the benefit of the Secured Parties to secure the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of any and all Secured Obligations.

ARTICLE III

PLEDGE OF SECURITY INTEREST, ETC.

3.1 Pledge. To secure the Secured Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Collateral Agent for the benefit of the Secured Parties, and does hereby create a continuing security interest in favor of the Collateral Agent for the benefit of the Secured Parties in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a) the Collateral Account, including any and all assets of whatever type or kind deposited by such Pledgor in the Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by any Secured Obligation Agreement to be deposited in the Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(i) all its capital therein and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(ii) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(iv) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

(v) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

(i) all its capital therein and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(ii) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(iv) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

(v) all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing; and

(f) all Financial Assets, Investment Property and Pledged Notes of such Pledgor from time to time.

(g) Notwithstanding anything to the contrary contained herein, the collateral shall at no time include any items which would at such time constitute Excluded Collateral (as defined in the Security Agreement).

3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days (or such longer period as may be approved by the Collateral Agent in writing) after it obtains such Collateral) for the benefit of the Collateral Agent and the Secured Parties:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank;

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Collateral Agent, an agreement for the benefit of the Collateral Agent and the other Secured Parties substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Collateral Agent and with such modifications, if any, as shall be reasonably satisfactory to the Collateral Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank or The Depository Trust Company), the respective Pledgor shall promptly notify the Collateral Agent thereof and shall promptly use commercially reasonable efforts to take all actions (x) required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Sections 9-314(a), (b), and (c), 9-106 and 8-106(d) of the UCC) and (y) as the Collateral Agent reasonably deems necessary or desirable to effect the foregoing;

(iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (A) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i), and (B) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii); and

(v) with respect to any Pledged Note, physical delivery of such Pledged Note to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank.

(b) In addition to the actions required to be taken pursuant to preceding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

(i) with respect to all Collateral of such Pledgor of which the Collateral Agent may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the Commonwealth of Pennsylvania), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Collateral Agent so that “control” of such Collateral is obtained and at all times held by the Collateral Agent; and

(ii) each Pledgor hereby authorizes Collateral Agent to cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the UCC as in effect in the various relevant States, in form covering all Collateral hereunder (with such form to be satisfactory to the Collateral Agent), to be filed in the relevant filing offices so that at all times the Collateral Agent has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, such Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Collateral Agent (a) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Collateral Agent (for the benefit of the Secured Parties) hereunder and (b) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time.

3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 shall be accompanied by any transfer tax stamps or similar items and all related fees or taxes required in connection with the pledge of such Collateral.

3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof:

(a) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto;

(b) the Stock (and any warrant or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the Stock (and any warrants or options to purchase Stock) of the corporations as described in Annex B hereto;

(c) such Stock referenced in clause (b) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto;

(d) the Pledged Notes held by such Pledgor consist of the Instruments and Promissory Notes described in Annex C hereto where such Pledgor is listed as the lender;

(e) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto;

(f) each such Limited Liability Company Interest referenced in clause (e) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto;

(g) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto;

(h) each such Partnership Interest referenced in clause (g) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto

(i) the exact address of each chief executive office of such Pledgor is listed on Annex F hereto;

(j) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes A through F hereto; and

(k) such Pledgor owns no Securities, Equity Interests, Instruments, Promissory Notes, Stock, Limited Liability Company Interests or Partnership Interests other than those described in Annexes A through F hereto.

ARTICLE IV

APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.

The Collateral Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Collateral Agent) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent or any nominee or nominees of the Collateral Agent or a sub-agent appointed by the Collateral Agent.

ARTICLE V

VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT

Unless and until there shall have occurred and be continuing any Event of Default and the Collateral Agent shall have notified such Pledgor as set forth in the next sentence, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of any Secured Obligation Agreement, or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Collateral Agent or any other Secured Party therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Collateral Agent shall have notified such Pledgor in writing of the exercise of the Collateral Agent’s rights under this Article, and Article VII hereof shall thereafter become applicable.

ARTICLE VI

DIVIDENDS AND OTHER DISTRIBUTIONS

Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. Subject to Section 3.2 hereof, the Collateral Agent shall be entitled to receive directly, and to retain as part of the Collateral:

(i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Article shall limit or restrict in any way the Collateral Agent’s right to receive the proceeds of the Collateral in any form in accordance with Article III of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Article or Article VII shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

ARTICLE VII

REMEDIES IN CASE OF AN EVENT OF DEFAULT

In the event an Event of Default shall have occurred and be continuing, the Collateral Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Obligation Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the UCC and the Collateral Agent shall be entitled, without limitation, to exercise any or all of the following rights, in compliance with any mandatory requirements of applicable law, which each Pledgor hereby agrees to be commercially reasonable:

(i) to receive all amounts payable in respect of the Collateral otherwise payable under Article VI to such Pledgor;

(ii) to transfer all or any part of the Collateral into the Collateral Agent’s name or the name of its nominee or nominees;

(iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv) after written notice to a Pledgor pursuant to Article V hereof, to vote all or any part of the Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Collateral Agent in its absolute discretion may determine; provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor. The Collateral Agent shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Collateral Agent on behalf of all Secured Parties (or certain of them) may bid for and purchase (by bidding in Secured Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Except as provided under applicable law, neither the Collateral Agent nor any other Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(vi) to set-off any and all Collateral against any and all Secured Obligations, and to withdraw any and all cash or other Collateral from the Collateral Account and to apply such cash and other Collateral to the payment of any and all Secured Obligations.

ARTICLE VIII

REMEDIES, ETC., CUMULATIVE

Each right, power and remedy of the Collateral Agent provided for in this Agreement or any other Secured Obligation Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Collateral Agent or any other Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Obligation Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Collateral Agent or any other Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Collateral Agent or any other Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the applicable Secured Obligation Agreement, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Collateral Agent or any other Secured Party to any other or further action in any circumstances without demand or notice. The Secured Parties agree that this Agreement may be enforced only by the action of the Collateral Agent (acting on its own or on the instructions of the Required Lenders) and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement.

ARTICLE IX

APPLICATION OF PROCEEDS

All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Collateral Agent hereunder, shall be applied to the payment of the Secured Obligations in the manner provided in the Credit Agreement.

It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of proceeds of the Collateral hereunder and the aggregate amount of the Secured Obligations.

ARTICLE X

PURCHASERS OF COLLATERAL

Upon any sale of the Collateral by the Collateral Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Collateral Agent or the officer making such sale of the purchase money paid as consideration pursuant to such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

ARTICLE XI

INDEMNITY

Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Collateral Agent and each other Secured Party and their respective successors, assigns, employees, agents and affiliates (individually an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable out-of-pocket costs, expenses and disbursements, including reasonable attorneys’ fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Obligation Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Collateral Agent hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Article are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Article shall continue in full force and effect notwithstanding the occurrence of the Termination Date.

ARTICLE XII

FURTHER ASSURANCES; POWER OF ATTORNEY

Each Pledgor agrees that it will join with the Collateral Agent in executing and, at such Pledgor’s own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents in such offices as the Collateral Agent (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Collateral Agent’s security interest in the Collateral hereunder and hereby authorizes the Collateral Agent to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, financing statements which list the Collateral specifically and/or “all assets” as collateral) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Collateral Agent such additional conveyances, assignments, agreements and instruments as the Collateral Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder or thereunder.

Each Pledgor hereby appoints the Collateral Agent such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

ARTICLE XIII

THE COLLATERAL AGENT AS COLLATERAL AGENT

The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Party that by accepting the benefits of this Agreement each such Secured Party acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in the Security Agreement.

ARTICLE XIV

TRANSFER BY THE PLEDGORS

No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and all other Secured Obligation Agreements).

ARTICLE XV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS

Each Pledgor represents warrants and covenants that:

(a) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Permitted Liens);

(b) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(d) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of such Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of UCC-1 Financing Statements) or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Collateral Agent’s security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities and other laws generally applicable to the cemetery and funeral home industry consent under which cannot be obtained prior to such exercise of rights and remedies, the exercise by such Collateral Agent of any of its rights or remedies provided herein;

(e) neither the execution, delivery and performance by such Pledgor of this Agreement nor compliance by such Pledgor with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will contravene any material provision of any material applicable law, statute, rule or regulation or any order, judgment, writ, injunction, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or violate any provision of the certificate of incorporation, by-laws, operating agreement, certificate of partnership, partnership agreement, certificate of limited liability company or limited liability company agreement of such Pledgor or any of its Subsidiaries or of any securities issued by such Pledgor or any of its Subsidiaries, nor will it in any material respect conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions, or constitute a default under or, (other than pursuant to this Agreement) result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance (other than the Liens created by the Collateral Documents) upon any of the property or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or any other material contract, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or by which it or any of its assets are bound or to which it may be subject;

(f) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(g) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(h) the pledge, collateral assignment and delivery to the Collateral Agent of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor (other than Permitted Liens) which would include the Securities and the Collateral Agent is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral;

(i) subject to Section 3.2(a) hereof, “control” (as defined in Section 8-106 of the UCC) has been obtained by the Collateral Agent over all Collateral consisting of Securities (including Pledged Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC; and

(j) it shall take use its reasonable best efforts to (A) cause the issuer of any Uncertificated Security to issue certificates representing such Security, (B) cause the issuer of any such Limited Liability Company Interest or Partnership Interest to cause such interests to be Securities and to issue certificates representing such interests.

(k) Each Pledgor covenants and agrees that it will defend the Collateral Agent’s right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Collateral Agent as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Collateral Agent and the other Secured Parties.

(l) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Obligation Agreement.

ARTICLE XVI

LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED

ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF

ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS;

CHANGES THERETO; ETC

The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, and the organizational identification number (if any) of each Pledgor, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Obligation Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 30 days’ (or such shorter period as may be approved by the Collateral Agent in writing) prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification to the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

ARTICLE XVII

PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.

The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Article XIX hereof), including, without limitation:

(a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Obligation Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(c) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee;

(d) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

ARTICLE XVIII

PRIVATE SALES

If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Article VII, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Collateral Agent may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

ARTICLE XIX

TERMINATION; RELEASE

(a) On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Article XI hereof shall survive any such termination) and the Collateral Agent, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Collateral Agent or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv).

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) at any time prior to the Termination Date, in connection with a sale or disposition permitted by the Secured Obligation Agreements or is otherwise released at the direction of the Required Lenders and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Secured Obligation Agreements, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement and to the extent requested by such Pledgor, deliver UCC termination statements and instruments of satisfaction, discharge and/or reconveyance.

At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b). The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted by this Article.

ARTICLE XX

NOTICES, ETC.

All notices and other communications hereunder shall be in writing and shall be delivered at such address and in such manner as shall have been specified pursuant to the Credit Agreement.

ARTICLE XXI

COLLATERAL AGENT NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER

(a) Nothing herein shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party and/or any Pledgor.

(b) Except as provided in the last sentence of paragraph (a) of this Article, the Collateral Agent, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Collateral Agent shall have only those powers set forth herein and the Secured Parties shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Article.

(c) The Collateral Agent and the other Secured Parties shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

Except as provided under applicable law, the acceptance by the Collateral Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Collateral Agent or any other Secured Party to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

ARTICLE XXII

WAIVER; AMENDMENT

Except as contemplated in Article XXVIII hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by each Pledgor and the Collateral Agent.

ARTICLE XXIII

MISCELLANEOUS

This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Article XIX, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Lenders), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Parties and their respective successors, transferees and assigns. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Secured Obligation Agreements regardless of any investigation made by the Secured Parties or on their behalf.

ARTICLE XXIV

GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECURED OBLIGATION AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR OF THE UNITED STATES FOR THE EASTERN DISTRICT OF PENNSYLVANIA, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF PHILADELPHIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECURED OBLIGATION AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN ARTICLE XX ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER SECURED OBLIGATION AGREEMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED PARTY, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SECURED OBLIGATION AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER SECURED OBLIGATION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ARTICLE XXV

ADDITIONAL PLEDGORS

It is understood and agreed that any additional Pledgors that are required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Secured Obligation Agreement shall automatically become a Pledgor hereunder by (x) executing a counterpart hereof and/or a assumption agreement, in each case in form and substance satisfactory to the Collateral Agent, (y) delivering supplements to Annexes A through F hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in Article III of this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Collateral Agent.

ARTICLE XXVI

RECOURSE

This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Obligation Agreements and otherwise in writing in connection herewith or therewith.

ARTICLE XXVII

FRAUDULENT CONVEYANCE; ETC.

It is the desire and intent of each Pledgor and the Secured Parties that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Borrower constituting a Pledgor are limited as, and to the extent, provided in Section 10.10 of the Credit Agreement.

ARTICLE XXVIII

RELEASE OF PLEDGORS

If at any time all of the Equity Interests of any Pledgor owned by any Credit Party is sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Obligation Agreement then in effect), then, such Pledgor shall be released as a Pledgor and Credit Party pursuant to the Loan Documents without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Article), and the Collateral Agent is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the Partnership desires that a Pledgor be released from this Agreement as provided in this Article XXVIII, the Partnership shall deliver to the Collateral Agent a certificate signed by a Senior Manager stating that the release of such Pledgor is permitted pursuant to this Article. The Collateral Agent shall have no liability whatsoever to any other Secured Party as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Article.

ARTICLE XXIX

EFFECT ON EXISTING PLEDGE AGREEMENT

Notwithstanding that this Agreement is amending and restating the Existing Pledge Agreement as of the Closing Date, nothing contained herein shall be deemed to cause a novation of any transfers, conveyances or transactions which were effected under the Existing Pledge Agreement or of any Obligations, including, without limitation, the security interests granted pursuant thereto.

ARTICLE XXX

Controlled Non-Profits

Section 10.10(e) of the Credit Agreement is incorporated herein by this reference as if more fully set forth herein.

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Amended and Restated Pledge Agreement to be executed by their elected officers duly authorized as of the date first above written.

STONEMOR GP LLC

By:	/s/ Paul Waimberg

Name:	Paul Waimberg

Title:	Vice President

STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC
its General Partner

By:	/s/ Paul Waimberg

Name:	Paul Waimberg

Title:	Vice President

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg

Name:	Paul Waimberg

Title:	Vice President

S-1	Amended and Restated Pledge Agreement
Pledgors Signature Page

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc. Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

S-2	Amended and Restated Pledge Agreement
Pledgors Signature Page

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

S-3	Amended and Restated Pledge Agreement
Pledgors Signature Page

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

S-4	Amended and Restated Pledge Agreement
Pledgors Signature Page

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

S-5	Amended and Restated Pledge Agreement
Debtors Signature Page

Accepted and Agreed to

BANK OF AMERICA, N.A., as Collateral Agent

By	/s/ Kenneth G. Wood

Name:	Kenneth G. Wood
Title:	Senior Vice President

S-6	Amended and Restated Pledge Agreement
Agent Signature Page